Earnings per share (EPS)	12 Months Ended
Dec. 31, 2022
Earnings Per Share
Earnings per share (EPS)

18	Earnings per share (EPS)

Basic EPS is calculated by dividing net income attributable to the equity holders of the Company by the weighted average number of common shares outstanding during the period.

Diluted EPS is calculated by dividing net income attributable to the equity holders of the parent by the weighted average number of common shares outstanding during the period plus the weighted average number of shares that would be issued on conversion of all potential shares with dilutive effects.

Diluted earnings per share are computed including stock options granted to key management using the treasury shares method when the effect is dilutive. The Company has the stock option and restricted share unit plans in the category of potentially dilutive shares.

Softbank’s series A perpetual convertible preferred shares are antidilutive as of December 31, 2022 and 2021 and are not included on diluted earnings per share.

The following table reflects the net income and share data used in the basic and diluted EPS calculations:

	2022	2021	2020
Numerator
Net income attributable to equity holders of the parent	373,569	223,326	292,075
Denominator
Weighted average number of outstanding shares	90,335,037	93,291,480	92,683,848
Effects of dilution from stock options and restricted share units	329,085	811,818	951,920
Weighted average number of outstanding shares adjusted for the effect of dilution	90,664,122	94,103,298	93,635,768

Basic earnings per share (R$)	4.14	2.39	3.15
Diluted earnings per share (R$)	4.12	2.37	3.12